EXHIBIT 24

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, KEVIN T. KABAT, ROBERT H. WARRINGTON, MARK F. FURLONG, MARY E. TUUK, and ALBERT T. POTAS, or any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as director or officer of Old Kent Financial Corporation, one or more Form S-3 Registration Statements of Old Kent Financial Corporation with respect to the issuance of shares of its Common Stock , $1 par value, to be offered in connection with its Dividend Reinvestment Plan, and any and all amendments to such Registration Statements, and to file it or them with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 19, 1998	/s/ Percy A. Pierre
Percy A. Pierre
Director

EXHIBIT 24

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, KEVIN T. KABAT, ROBERT H. WARRINGTON, MARK F. FURLONG, MARY E. TUUK, and ALBERT T. POTAS, or any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as director or officer of Old Kent Financial Corporation, one or more Form S-3 Registration Statements of Old Kent Financial Corporation with respect to the issuance of shares of its Common Stock , $1 par value, to be offered in connection with its Dividend Reinvestment Plan, and any and all amendments to such Registration Statements, and to file it or them with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 19, 1998	/s/ Marilyn J. Schlack
Marilyn J. Schlack
Director

EXHIBIT 24

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, KEVIN T. KABAT, ROBERT H. WARRINGTON, MARK F. FURLONG, MARY E. TUUK, and ALBERT T. POTAS, or any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as director or officer of Old Kent Financial Corporation, one or more Form S-3 Registration Statements of Old Kent Financial Corporation with respect to the issuance of shares of its Common Stock , $1 par value, to be offered in connection with its Dividend Reinvestment Plan, and any and all amendments to such Registration Statements, and to file it or them with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 19, 1998	/s/ Peter F. Secchia
Peter F. Secchia
Director

EXHIBIT 24

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, KEVIN T. KABAT, ROBERT H. WARRINGTON, MARK F. FURLONG, MARY E. TUUK, and ALBERT T. POTAS, or any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as director or officer of Old Kent Financial Corporation, one or more Form S-3 Registration Statements of Old Kent Financial Corporation with respect to the issuance of shares of its Common Stock , $1 par value, to be offered in connection with its Dividend Reinvestment Plan, and any and all amendments to such Registration Statements, and to file it or them with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 19, 1998	/s/ William P. Crawford
William P. Crawford
Director

EXHIBIT 24

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, KEVIN T. KABAT, ROBERT H. WARRINGTON, MARK F. FURLONG, MARY E. TUUK, and ALBERT T. POTAS, or any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as director or officer of Old Kent Financial Corporation, one or more Form S-3 Registration Statements of Old Kent Financial Corporation with respect to the issuance of shares of its Common Stock , $1 par value, to be offered in connection with its Dividend Reinvestment Plan, and any and all amendments to such Registration Statements, and to file it or them with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 19, 1998	/s/ James P. Hackett
James P. Hackett
Director

EXHIBIT 24

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, KEVIN T. KABAT, ROBERT H. WARRINGTON, MARK F. FURLONG, MARY E. TUUK, and ALBERT T. POTAS, or any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as director or officer of Old Kent Financial Corporation, one or more Form S-3 Registration Statements of Old Kent Financial Corporation with respect to the issuance of shares of its Common Stock , $1 par value, to be offered in connection with its Dividend Reinvestment Plan, and any and all amendments to such Registration Statements, and to file it or them with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 19, 1998	/s/ Robert H. Warrington
Robert H. Warrington
Vice Chairman and Director

EXHIBIT 24

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, KEVIN T. KABAT, ROBERT H. WARRINGTON, MARK F. FURLONG, MARY E. TUUK, and ALBERT T. POTAS, or any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as director or officer of Old Kent Financial Corporation, one or more Form S-3 Registration Statements of Old Kent Financial Corporation with respect to the issuance of shares of its Common Stock , $1 par value, to be offered in connection with its Dividend Reinvestment Plan, and any and all amendments to such Registration Statements, and to file it or them with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 19, 1998	/s/ Erina Hanka
Erina Hanka
Director

EXHIBIT 24

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, KEVIN T. KABAT, ROBERT H. WARRINGTON, MARK F. FURLONG, MARY E. TUUK, and ALBERT T. POTAS, or any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as director or officer of Old Kent Financial Corporation, one or more Form S-3 Registration Statements of Old Kent Financial Corporation with respect to the issuance of shares of its Common Stock , $1 par value, to be offered in connection with its Dividend Reinvestment Plan, and any and all amendments to such Registration Statements, and to file it or them with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: July 1, 1999	/s/ Mark F. Furlong
Mark F. Furlong
Executive Vice President and
Chief Financial Officer

EXHIBIT 24

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, KEVIN T. KABAT, ROBERT H. WARRINGTON, MARK F. FURLONG, MARY E. TUUK, and ALBERT T. POTAS, or any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as director or officer of Old Kent Financial Corporation, one or more Form S-3 Registration Statements of Old Kent Financial Corporation with respect to the issuance of shares of its Common Stock , $1 par value, to be offered in connection with its Dividend Reinvestment Plan, and any and all amendments to such Registration Statements, and to file it or them with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 19, 1998	/s/ Michael J. Jandernoa
Michael J. Jandernoa
Director

EXHIBIT 24

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, KEVIN T. KABAT, ROBERT H. WARRINGTON, MARK F. FURLONG, MARY E. TUUK, and ALBERT T. POTAS, or any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as director or officer of Old Kent Financial Corporation, one or more Form S-3 Registration Statements of Old Kent Financial Corporation with respect to the issuance of shares of its Common Stock , $1 par value, to be offered in connection with its Dividend Reinvestment Plan, and any and all amendments to such Registration Statements, and to file it or them with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 18, 1998	/s/ Fred P. Keller
Fred P. Keller
Director

EXHIBIT 24

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, KEVIN T. KABAT, ROBERT H. WARRINGTON, MARK F. FURLONG, MARY E. TUUK, and ALBERT T. POTAS, or any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as director or officer of Old Kent Financial Corporation, one or more Form S-3 Registration Statements of Old Kent Financial Corporation with respect to the issuance of shares of its Common Stock , $1 par value, to be offered in connection with its Dividend Reinvestment Plan, and any and all amendments to such Registration Statements, and to file it or them with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 19, 1998	/s/ John D. Boyles
John D. Boyles
Director

EXHIBIT 24

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, KEVIN T. KABAT, ROBERT H. WARRINGTON, MARK F. FURLONG, MARY E. TUUK, and ALBERT T. POTAS, or any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as director or officer of Old Kent Financial Corporation, one or more Form S-3 Registration Statements of Old Kent Financial Corporation with respect to the issuance of shares of its Common Stock , $1 par value, to be offered in connection with its Dividend Reinvestment Plan, and any and all amendments to such Registration Statements, and to file it or them with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 24, 1998	/s/ Richard M. DeVos, Jr.
Richard M. DeVos, Jr.
Director

EXHIBIT 24

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, KEVIN T. KABAT, ROBERT H. WARRINGTON, MARK F. FURLONG, MARY E. TUUK, and ALBERT T. POTAS, or any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as director or officer of Old Kent Financial Corporation, one or more Form S-3 Registration Statements of Old Kent Financial Corporation with respect to the issuance of shares of its Common Stock , $1 par value, to be offered in connection with its Dividend Reinvestment Plan, and any and all amendments to such Registration Statements, and to file it or them with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 19, 1998	/s/ Kevin T. Kabat
Kevin T. Kabat
Vice Chairman and Director

EXHIBIT 24

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, KEVIN T. KABAT, ROBERT H. WARRINGTON, MARK F. FURLONG, MARY E. TUUK, and ALBERT T. POTAS, or any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as director or officer of Old Kent Financial Corporation, one or more Form S-3 Registration Statements of Old Kent Financial Corporation with respect to the issuance of shares of its Common Stock , $1 par value, to be offered in connection with its Dividend Reinvestment Plan, and any and all amendments to such Registration Statements, and to file it or them with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 19, 1998	/s/ John P. Keller
John P. Keller
Director

EXHIBIT 24

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, KEVIN T. KABAT, ROBERT H. WARRINGTON, MARK F. FURLONG, MARY E. TUUK, and ALBERT T. POTAS, or any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as director or officer of Old Kent Financial Corporation, one or more Form S-3 Registration Statements of Old Kent Financial Corporation with respect to the issuance of shares of its Common Stock , $1 par value, to be offered in connection with its Dividend Reinvestment Plan, and any and all amendments to such Registration Statements, and to file it or them with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 19, 1998	/s/ David J. Wagner
David J. Wagner, Chairman of the Board
President and Chief Executive Officer, Director

EXHIBIT 24

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, KEVIN T. KABAT, ROBERT H. WARRINGTON, MARK F. FURLONG, MARY E. TUUK, and ALBERT T. POTAS, or any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as director or officer of Old Kent Financial Corporation, one or more Form S-3 Registration Statements of Old Kent Financial Corporation with respect to the issuance of shares of its Common Stock , $1 par value, to be offered in connection with its Dividend Reinvestment Plan, and any and all amendments to such Registration Statements, and to file it or them with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 19, 1998	/s/ Margaret Sellers Walker
Margaret Sellers Walker
Director

EXHIBIT 24

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, KEVIN T. KABAT, ROBERT H. WARRINGTON, MARK F. FURLONG, MARY E. TUUK, and ALBERT T. POTAS, or any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as director or officer of Old Kent Financial Corporation, one or more Form S-3 Registration Statements of Old Kent Financial Corporation with respect to the issuance of shares of its Common Stock , $1 par value, to be offered in connection with its Dividend Reinvestment Plan, and any and all amendments to such Registration Statements, and to file it or them with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 19, 1998	/s/ Richard L. Antonini
Richard L. Antonini
Director

EXHIBIT 24

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, KEVIN T. KABAT, ROBERT H. WARRINGTON, MARK F. FURLONG, MARY E. TUUK, and ALBERT T. POTAS, or any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as director or officer of Old Kent Financial Corporation, one or more Form S-3 Registration Statements of Old Kent Financial Corporation with respect to the issuance of shares of its Common Stock , $1 par value, to be offered in connection with its Dividend Reinvestment Plan, and any and all amendments to such Registration Statements, and to file it or them with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 25, 1998	/s/ William G. Gonzalez
William G. Gonzalez
Director

EXHIBIT 24

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, KEVIN T. KABAT, ROBERT H. WARRINGTON, MARK F. FURLONG, MARY E. TUUK, and ALBERT T. POTAS, or any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as director or officer of Old Kent Financial Corporation, one or more Form S-3 Registration Statements of Old Kent Financial Corporation with respect to the issuance of shares of its Common Stock , $1 par value, to be offered in connection with its Dividend Reinvestment Plan, and any and all amendments to such Registration Statements, and to file it or them with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 19, 1998	/s/ Hendrik G. Meijer
Hendrik G. Meijer
Director